UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 13, 2015 (March 13, 2015)
KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On March 13, 2015, Kimball International, Inc. (the “Company”) issued a press release relating to its upcoming investor presentation. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. On March 17, 2015, Bob Schneider, Chief Executive Officer and Chairman of the Board; Don Van Winkle, President and Chief Operating Officer; Michelle Schroeder, Vice President and Chief Financial Officer; and Dennis Gerber, Treasurer and Director of Investor Relations of the Company are scheduled to meet with investors and speak at the Sidoti & Company, LLC Nineteenth Annual Emerging Growth Research Institutional Investor Forum. The slides used in the presentation are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
99.1	Kimball International, Inc. Press Release dated March 13, 2015
99.2	Investor Presentation dated March 2015

The information in this Current Report on Form 8-K set forth in Item 7.01 and Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, that is being furnished under Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer

Date: March 13, 2015

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Kimball International, Inc. Press Release dated March 13, 2015
99.2	Investor Presentation dated March 2015